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                                  EXHIBIT 23.8

              Consent of Independent Certified Public Accountants


     We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Global Imaging Systems, Inc. 401(k) Retirement Plan of our report dated January 8, 1998.

                                              Respectfully,

                                              /s/ SMITH & HOWARD, P.C.

                                              Smith & Howard, P.C.
                                              Atlanta, Georgia
                                              August 26, 1998